UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date Of Report (Date Of Earliest Event Reported): July 30, 2008
CLEAR CHANNEL COMMUNICATIONS, INC.
(Exact Name of Registrant as Specified in its Charter)
Texas
(State or Other Jurisdiction of Incorporation)

001-09645	74-1787539
(Commission File Number)	(IRS Employer Identification No.)
200 East Basse Road
San Antonio, Texas 78209
(Address of Principal Executive Offices, Including Zip Code)
210-822-2828
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

INFORMATION TO BE INCLUDED IN THIS REPORT
Item 1.01 Entry into a Material Definitive Agreement.
     Please see the description of the Credit Agreements, Purchase Agreements, Indenture, Supplemental Indenture, Notes, Management Agreement and Registration Rights Agreement as set forth in Item 1.01 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. (“CC Media”) with the Securities and Exchange Commission (the “SEC”) on July 30, 2008, which descriptions are incorporated herein by reference.
     In connection with the Merger (as defined below) and effective as of the consummation of the Merger, Clear Channel Communications, Inc. (the “Company”), Mergerco (as defined below) and CC Media entered into employment agreements with each of Randall T. Mays, Mark P. Mays and L. Lowry Mays, each such employment agreement amending and restating in its entirety each executive’s existing employment agreement with the Company. Additionally, effective as of the consummation of the Merger, Clear Channel Broadcasting, Inc., a wholly-owned subsidiary of the Company has entered into a new employment agreement with John Hogan, President and Chief Executive of the Company’s radio division. The description of the employment agreements set forth in Item 1.01 to CC Media’s Current Report on Form 8-K filed with the SEC on July 30, 2008 is incorporated herein by reference. The description of the employment agreements set forth herein does not purport to be complete and is qualified in its entirety by the provisions of the employment agreements, which are incorporated herein by reference and which have been filed as Exhibits 10.5, 10.6, 10.7 and 10.8 to CC Media’s Current Report on Form 8-K filed with the SEC on July 30, 2008.
Item 1.02 Termination of a Material Definitive Agreement.
     In connection with the consummation of the Merger, the Company repaid in full all outstanding loans together with interest and all other amounts due in connection with such repayment under the Credit Agreement, dated July 13, 2004, by and among the Company, Bank of America, N.A., JPMorgan Chase Bank, and certain other lenders. No penalties were due in connection with such repayment.
     On July 30, 2008, prior to the consummation of the Merger the Company terminated its 2000 Employee Stock Purchase Plan. In addition, except with respect to certain stock options and shares of restricted stock of the Company that were converted into stock options and shares of restricted stock of CC Media as of July 30, 2008 (the “Rollover Awards”), the Company terminated each of the following incentive plans: the Company’s 1994 Incentive Stock Option Plan; 1994 Nonqualified Stock Option Plan; 1998 Stock Incentive Plan; 2001 Stock Incentive Plan and Sharesave Scheme; The Ackerly Group, Inc. Fifth Amended and Restated Employees Stock Option Plan; The 1998 AMFM Inc. Stock Option Plan; The 1999 AMFM Inc. Stock Option Plan; Capstar Broadcasting Corporation 1998 Stock Option Plan; Jacor Communication, Inc. 1997 Long-Term Incentive Stock Plan; The Marquee Group, Inc. 1996 Stock Option Plan; SFX Entertainment, Inc.1998 Stock Option and Restricted Stock Plan; and SFX Entertainment, Inc. 1999 Stock Option and Restricted Stock Plan. Each of the incentive plans under which the Rollover Awards were granted (the 1998 Stock Incentive Plan, the 2001 Stock Incentive Plan, the Jacor Communications, Inc. 1997 Long-Term Incentive Stock Plan, The Marquee Group, Inc. 1996 Stock Option Plan, and the SFX Entertainment, Inc. 1999 Stock Option Plan and Restricted Stock Plan) will terminate only at the time when the last outstanding Rollover Award granted under such plan expires or, in the case of options, is exercised or, in the case of restricted stock, is no longer subject to restrictions.
Item 2.01 Completion of Acquisition or Disposition of Assets.
     On July 30, 2008, the Company announced completion of its previously announced merger (the “Merger”) with BT Triple Crown Merger Co., Inc. (“Mergerco”), an indirect wholly owned subsidiary of CC Media, a corporation formed by private equity funds sponsored by Bain Capital Partners, LLC and Thomas H. Lee Partners, L.P. (collectively, the “Sponsors”). The Merger was completed pursuant to the Agreement and Plan of Merger, dated November 16, 2006, as amended on April 18, 2007, May 17, 2007 and May 13, 2008 (the “Merger Agreement”). As a result of the Merger, each issued and outstanding share of the Company, other than shares held by the Sponsors and shares held by shareholders who properly demanded and perfected their appraisal rights in accordance with Texas law, will either be exchanged for (i) $36.00 in cash consideration, without interest, or (ii) one share of Class A common stock of CC Media. A copy of the press release announcing the completion of the Merger is furnished with this Current Report on Form 8-K as Exhibit 99.1 attached hereto.
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
     As a result of the Merger, the Company no longer fulfills the numerical listing requirements of the New York Stock Exchange (“NYSE”). Accordingly, on July 18, 2008, the Company requested that NYSE file with the Securities and Exchange Commission (the “SEC”) a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 thereby effecting the delisting of the Company’s shares of common stock from NYSE and the deregistration of the Company’s shares of common stock under the Exchange Act. The Company will also file with the SEC a Certification on Form 15 under the Exchange Act to suspend the Company’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act.
Item 3.03 Material Modification to Rights of Security Holders.
     In the Merger, each share of Company common stock, other than shares held by the Sponsors and shares held by shareholders who properly demanded and perfected their appraisal rights in accordance with Texas law, were cancelled and converted into the right to receive either $36.00 in cash consideration, without interest, or one share of CC Media Class A common stock.
Item 5.01 Changes in Control of Registrant.
     On July 30, 2008, pursuant to the terms of the Merger Agreement, the Company merged with an indirect wholly owned subsidiary of CC Media, with the Company being the surviving corporation in the Merger. In the Merger, all Company common stock, other than shares held by the Sponsors and shares held by shareholders who properly demanded and perfected their appraisal rights in accordance with Texas law, were cancelled and converted into the right to receive $36.00 per share in cash consideration, without interest, or one share of Class A common stock in CC Media, per share of Company common stock. The aggregate purchase price paid for all of the equity securities of the Company was approximately $17.1 billion, which purchase price was funded by equity financing from Sponsors and the new credit facilities and debt securities described in Item 1.01 above.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
     In connection with the Merger, Alan D. Feld, Perry J. Lewis, L. Lowry Mays, B.J. McCombs, Phyllis Riggins, Theodore H. Strauss, J.C. Watts, John H. Williams and John B. Zachry voluntarily resigned from the board of directors of the Company on July 30, 2008. Following the Merger and appointments to fill vacancies on the board of directors, the board of directors of the Company is now comprised of the following individuals: Mark P. Mays, Randall T. Mays, David Abrams, Steve Barnes, Richard J. Bressler, Charles A. Brizius, John Connaughton, Ed Han, Jonathon S. Jacobson, Ian K. Loring, Scott M. Sperling and Kent R. Weldon.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     Upon filing the articles of merger, the Company’s existing articles of incorporation were amended, as reflected in Exhibit 3.1 to this report, and are incorporated herein by reference.
Item 9.01 Financial Statements And Exhibits.
3.1	Amendments to Articles of Incorporation of Clear Channel Communications, Inc.

10.1	Amended and Restated Employment Agreement, dated July 28, 2008, by and between CC Media Holdings, Inc., BT Triple Crown Merger Co., Inc. and Randall T. Mays. Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.2	Amended and Restated Employment Agreement, dated July 28, 2008, by and between CC Media Holdings, Inc., BT Triple Crown Merger Co., Inc. and Mark P. Mays. Incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.3	Amended and Restated Employment Agreement, dated July 28, 2008, by and between CC Media Holdings, Inc., BT Triple Crown Merger Co., Inc. and L. Lowry Mays. Incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.4	Employment Agreement, dated June 29, 2008, by and between Clear Channel Broadcasting, Inc. and John Hogan. Incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.5	First Amended and Restated Management Agreement, dated as of July 25, 2008, by and among CC Media Holdings, Inc., BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, T Triple Crown Finco, LLC, THL Managers VI, LLC and Bain Capital Partners, LLC. Incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on June 2, 2008.

10.6	Credit Agreement, dated as of May 13, 2008, by and among BT Triple Crown Merger Co, Inc., to be merged with and into Clear Channel Communications, Inc., the subsidiary borrowers of the Company party thereto, Clear Channel Capital I, LLC, the lenders party thereto, Citibank, N.A., as Administrative Agent, and the other agents party thereto. Incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-4 filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on June 2, 2008.

10.7	Credit Agreement, dated as of May 13, 2008, by and among BT Triple Crown Merger Co, Inc., to be merged with and into Clear Channel Communications, Inc., the subsidiary borrowers of the Company party thereto, Clear Channel Capital I, LLC, the lenders party thereto, Citibank, N.A., as Administrative Agent, and the other agents party thereto. Incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on June 2, 2008.

10.8	Purchase Agreement, dated May 13, 2008, by and among BT Triple Crown Merger Co, Inc., Deutsche Bank Securities, Inc., Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., and Wachovia Capital Markets, LLC; $980,000,000 10.75% Senior Cash Pay Notes due 2016, $1,330,000,000 11.00%/11.75% Senior Toggle Notes due 2016. Incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on June 2, 2008.

10.9	Indenture, dated July 30, 2008, by and among BT Triple Crown Merger Co., Inc., Law Debenture Trust Company of New York, Deutsche Bank Trust Company Americas and Clear Channel Communications, Inc. (as the successor-in-interest to BT Triple Crown Merger Co., Inc. following the effectiveness of the Merger). Incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.10	Supplemental Indenture, dated July 30, 2008, by and among Clear Channel Capital I, LLC, certain subsidiaries of Clear Channel Communications, Inc. party thereto and Law Debenture Trust Company of New York. Incorporated by reference to Exhibit 10.17 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.11	Registration Rights Agreement, dated July 30, 2008, by and among Clear Channel Communications, Inc., certain subsidiaries of Clear Channel Communications, Inc. party thereto, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC. Incorporated by reference to

Exhibit 10.18 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

99.1	Press Release of Clear Channel Communications, Inc. issued July 30, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL COMMUNICATIONS, INC.
Date: July 30, 2008	By:	/s/ Herbert W. Hill
Herbert W. Hill,
SVP Chief Accounting Officer

INDEX TO EXHIBITS
3.1	Amendments to Articles of Incorporation of Clear Channel Communications, Inc.

10.1	Amended and Restated Employment Agreement, dated July 28, 2008, by and between CC Media Holdings, Inc., BT Triple Crown Merger Co., Inc. and Randall T. Mays. Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.2	Amended and Restated Employment Agreement, dated July 28, 2008, by and between CC Media Holdings, Inc., BT Triple Crown Merger Co., Inc. and Mark P. Mays. Incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.3	Amended and Restated Employment Agreement, dated July 28, 2008, by and between CC Media Holdings, Inc., BT Triple Crown Merger Co., Inc. and L. Lowry Mays. Incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.4	Employment Agreement, dated June 29, 2008, by and between Clear Channel Broadcasting, Inc. and John Hogan. Incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.5	First Amended and Restated Management Agreement, dated as of July 25, 2008, by and among CC Media Holdings, Inc., BT Triple Crown Merger Co., Inc., B Triple Crown Finco, LLC, T Triple Crown Finco, LLC, THL Managers VI, LLC and Bain Capital Partners, LLC. Incorporated by reference to Exhibit 10.1 to the Registration Statement on Form S-4 filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on June 2, 2008.

10.6	Credit Agreement, dated as of May 13, 2008, by and among BT Triple Crown Merger Co, Inc., to be merged with and into Clear Channel Communications, Inc., the subsidiary borrowers of the Company party thereto, Clear Channel Capital I, LLC, the lenders party thereto, Citibank, N.A., as Administrative Agent, and the other agents party thereto. Incorporated by reference to Exhibit 10.2 to the Registration Statement on Form S-4 filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on June 2, 2008.

10.7	Credit Agreement, dated as of May 13, 2008, by and among BT Triple Crown Merger Co, Inc., to be merged with and into Clear Channel Communications, Inc., the subsidiary borrowers of the Company party thereto, Clear Channel Capital I, LLC, the lenders party thereto, Citibank, N.A., as Administrative Agent, and the other agents party thereto. Incorporated by reference to Exhibit 10.3 to the Registration Statement on Form S-4 filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on June 2, 2008.

10.8	Purchase Agreement, dated May 13, 2008, by and among BT Triple Crown Merger Co, Inc., Deutsche Bank Securities, Inc., Morgan Stanley & Co. Incorporated, Citigroup Global Markets, Inc., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc., and Wachovia Capital Markets, LLC; $980,000,000 10.75% Senior Cash Pay Notes due 2016, $1,330,000,000 11.00%/11.75% Senior Toggle Notes due 2016. Incorporated by reference to Exhibit 10.4 to the Registration Statement on Form S-4 filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on June 2, 2008.

10.9	Indenture, dated July 30, 2008, by and among BT Triple Crown Merger Co., Inc., Law Debenture Trust Company of New York, Deutsche Bank Trust Company Americas and Clear Channel Communications, Inc. (as the successor-in-interest to BT Triple Crown Merger Co., Inc. following the effectiveness of the Merger). Incorporated by reference to Exhibit 10.16 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.10	Supplemental Indenture, dated July 30, 2008, by and among Clear Channel Capital I, LLC, certain subsidiaries of Clear Channel Communications, Inc. party thereto and Law Debenture Trust Company of New York. Incorporated by reference to Exhibit 10.17 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

10.11	Registration Rights Agreement, dated July 30, 2008, by and among Clear Channel Communications, Inc., certain subsidiaries of Clear Channel Communications, Inc. party thereto, Deutsche Bank Securities Inc., Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Greenwich Capital Markets, Inc. and Wachovia Capital Markets, LLC. Incorporated by reference to Exhibit 10.18 to the Current Report on Form 8-K filed by CC Media Holdings, Inc. with the Securities and Exchange Commission on July 30, 2008.

99.1	Press Release of Clear Channel Communications, Inc. issued July 30, 2008.